EXHIBIT 10.10

                                 J. Baker, Inc.
                               555 Turnpike Street
                           Canton, Massachusetts 02021



                                                  Dated as of February 24, 1998


Fleet National Bank
One Federal Street
Boston, Massachusetts 02210

BankBoston, N.A.
100 Federal Street
Boston, Massachusetts, 02110

         Re:      First Amendment to The Casual Male Credit Agreement

Ladies and Gentlemen:

     Reference is made to the Credit Agreement, dated as of May 30, 1997 (as amended, supplemented, modified or restated and in effect from time, the "Credit Agreement"), by and among (a) THE CASUAL MALE, INC. ("Casual Male"), TCM HOLDING CO., INC. ("TCM"), WGS CORP. ("WGS") and TCMB&T, INC. ("TCMB&T" and, together with Casual Male, TCM and WGS, collectively, the "Borrowers" and each, singularly, a "Borrower"), (b) J. BAKER, INC. (the "Guarantor"), and (c) FLEET NATIONAL BANK ("Fleet"), BANKBOSTON, N.A. ("BankBoston") and the other lending institutions from time to time party thereto (collectively, the "Lenders"), Fleet as Administrative Agent for itself and the other Lenders (in such capacity, the "Administrative Agent") and BankBoston as Documentation Agent for itself and the other Lenders (in such capacity, the "Documentation Agent", and together with the Administrative Agent, collectively, the "Agents").

         Capitalized terms used and not otherwise defined in this letter agreement (this "Amendment Agreement") shall have the meanings assigned to such terms in the Credit Agreement.

         The Borrowers and the Guarantor desire to amend the defined term "Majority Lenders" contained in the Credit Agreement The Lenders and the Agents have advised the Borrowers and the Guarantor that they are prepared to so amend the Credit Agreement, subject to the satisfaction of the conditions precedent and in reliance upon the representations and warranties of the Obligors set forth herein.

         Accordingly, the Borrowers and the Lenders hereby agree as follows:

         Section 1. Amendments to the Credit Agreement. As of the Amendment Date (as defined in Section 2 below), the Credit Agreement shall be amended by amending and restating the following defined term that appears therein to read as follows:

                  "Majority Lenders. As of any date, the Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the outstanding principal amount of the Notes on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitute at least sixty-six and two-thirds percent (66 2/3%) of the Total Commitment."

         Section 2. Conditions to Effectiveness. This Amendment Agreement shall become effective (the date of such effectiveness being referred to hereinafter as the "Amendment Date") on the date on which each of the following conditions precedent is satisfied:

         (a) the Administrative Agent shall have received copies of this Amendment Agreement bearing the signature of each of the Borrowers, the Guarantor and all of the Lenders;

(b) the representations and warranties of the Obligors set forth in Section 3 below, shall be true and correct in every respect; and

         (c) the Administrative Agent shall receive such other documents and writings as the Administrative Agent may reasonably determine necessary to effect the transactions contemplated hereby.

         Section 3. Representations and Warranties. By its signature hereto, each of the Obligors, jointly and severally, represents and warrants to the Lenders and the Agents that, as of the date hereof and after giving effect to the amendments to the Credit Agreement contemplated in Section 1 above:

         (a) This Amendment Agreement has been duly executed and delivered by each of the Obligors. The agreements and obligations of the Obligors contained herein constitute legal, valid and binding obligations of each such Person enforceable against such Person in accordance with their respective terms.

         (b) The execution, delivery and performance by the Obligors of this Amendment Agreement and the transactions contemplated hereby are within the corporate authority of each such Person, have been duly authorized by proper corporate proceedings, do not and will not contravene any contractual obligation of such Person or any applicable law, and do not and will not result in or require the creation or imposition of any Lien on any property of such Person, other than Liens in favor of the Administrative Agent on behalf of the Lenders.

         Section 4. Continued Validity of Loan Documents. Except for the amendment of the Credit Agreement pursuant to Section 1 hereof, this Amendment Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of any of the Lenders or the Agents under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

         Section 5. Consent of Obligors. Each of the Obligors acknowledges and consents to the execution and delivery of this Amendment Agreement on the terms specified herein and the performance by each such Person of its respective obligations hereunder, under the Credit Agreement (as amended hereby) and the other Loan Documents. Each Obligor, by signing this Amendment Agreement, confirms and agrees with the Lenders and the Agents that (a) all of its obligations under the relevant Security Documents shall remain in full force and effect and are hereby ratified and confirmed, and (b) its grant (as the case may be) to the Lenders and the Agents of a security interest under the Security Documents to which it is a party shall remain in full force and effect and is hereby ratified and confirmed.

         Section 6. Loan Documents. From and after the date hereof, this Amendment Agreement shall be deemed a Loan Document for all purposes of the Credit Agreement, and each reference to Loan Documents in the Credit Agreement shall be deemed to include this Amendment Agreement.

         Section 7. Reference to Documents. When referring to any documents herein, any such reference is to such document as it may be amended, restated, modified or supplemented, except as otherwise expressly indicated herein.

         Section 8. APPLICABLE LAW. THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         Section 9. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

             [Remainder of Page Intentionally Left Blank]



         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered as of the day and year first above written.


                                               THE CASUAL MALE, INC.


                                               By    /s/Philip Rosenberg
                                               Name: Philip Rosenberg
                                               Title:  Executive Vice President


                                               TCM HOLDING CO., INC.


                                               By    /s/Philip Rosenberg
                                               Name: Philip Rosenberg
                                               Title:  Executive Vice President


                                               WGS CORP.


                                               By    /s/Philip Rosenberg
                                               Name: Philip Rosenberg
                                               Title:  Executive Vice President


                                               TCMB&T, INC.


                                               By    /s/Philip Rosenberg
                                               Name: Philip Rosenberg
                                               Title:  Executive Vice President


                                               J. BAKER, INC.


                                               By    /s/Philip Rosenberg
                                               Name: Philip Rosenberg
                                               Title:  Executive Vice President

ACKNOWLEDGED AND AGREED TO:

FLEET NATIONAL BANK,
individually and as Administrative Agent


By /s/Christopher J. Kampe
     Name:
     Title: AVP

BANKBOSTON, N.A.
individually and as Documentation Agent


By /s/Linda H. Thomas
     Name:
     Title: Managing Director

THE CHASE MANHATTAN BANK


By /s/Roger A. Stone
     Name:
     Title: SVP


IMPERIAL BANK


By /s/James F. Higgins, Jr.
     Name:
     Title: First VP


USTRUST


By /s/P. Jeffrey Huth
     Name:
     Title:VP


WAINWRIGHT BANK AND TRUST COMPANY


By /s/Jan A. Miller
     Name:
     Title: President


BANK POLSKA KASA OPIEKI, S.A.


By /s/Harvey Winter
     Name:
     Title: Vice President